SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             (AMENDMENT NO. ______)

Filed by the Registrant    [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                       American Municipal Term Trust Inc.
                     American Municipal Term Trust Inc.--II
                     American Municipal Term Trust Inc.--III
                       Minnesota Municipal Term Trust Inc.
                     Minnesota Municipal Term Trust Inc.--II
                    American Municipal Income Portfolio Inc.
                    Minnesota Municipal Income Portfolio Inc.
             -------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                    (specify)
  ----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a96(i)(4) and O-11.

     (1)  Title of each class of securities to which transaction applies:


     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                       AMERICAN MUNICIPAL TERM TRUST INC.
                     AMERICAN MUNICIPAL TERM TRUST INC.--II
                     AMERICAN MUNICIPAL TERM TRUST INC.--III
                       MINNESOTA MUNICIPAL TERM TRUST INC.
                     MINNESOTA MUNICIPAL TERM TRUST INC.--II
                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 3, 2000

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Municipal Term Trust Inc., American Municipal Term Trust Inc.--II, American Municipal Term Trust Inc.--III, Minnesota Municipal Term Trust Inc., Minnesota Municipal Term Trust Inc.--II, American Municipal Income Portfolio Inc. and Minnesota Municipal Income Portfolio Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 9:00 a.m., Central Time, on Thursday, August 3, 2000, on the 7th floor of U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota. The purposes of the meeting are as follow:

         1. To elect a Board of Directors, consisting of eight members, with

                  (a) the common shareholders and the preferred shareholders, voting together as a single class, setting the number of directors and eight and electing six directors; and
                  (b) the preferred shareholders, voting alone, electing two directors.

         2. To ratify the selection of Ernst & Young LLP as independent public accountants of each Fund for the current fiscal year.

         3. For American Municipal Term Trust Inc. only, to approve a Plan of Liquidation and Dissolution for the Fund, providing for the sale of all of the assets of the Fund and the distribution of the proceeds to Fund shareholders on or shortly before April 15, 2001.

         4. To transact such other business as may properly come before the meeting.

         EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

         Shareholders of record as of the close of business on June 5, 2000 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

         YOU CAN VOTE EASILY AND QUICKLY BY TOLL-FREE TELEPHONE CALL, BY INTERNET OR BY MAIL. JUST FOLLOW THE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD. PLEASE HELP THE FUND AVOID THE COST OF A FOLLOW-UP MAILING BY VOTING TODAY.

________________, 2000                 Christopher J. Smith
                                       Secretary

                                 PROXY STATEMENT

                       AMERICAN MUNICIPAL TERM TRUST INC.
                     AMERICAN MUNICIPAL TERM TRUST INC.--II
                     AMERICAN MUNICIPAL TERM TRUST INC.--III
                       MINNESOTA MUNICIPAL TERM TRUST INC.
                     MINNESOTA MUNICIPAL TERM TRUST INC.--II
                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

                ANNUAL MEETING OF SHAREHOLDERS -- AUGUST 3, 2000

         The enclosed proxy is solicited by the Board of Directors of American Municipal Term Trust Inc. ("AXT"), American Municipal Term Trust Inc.--II ("BXT"), American Municipal Term Trust Inc.--III ("CXT"), Minnesota Municipal Term Trust Inc. ("MNA"), Minnesota Municipal Term Trust Inc.--II ("MNB"), American Municipal Income Portfolio Inc. ("XAA") and Minnesota Municipal Income Portfolio Inc. ("MXA") (individually, a "Fund" and collectively, the "Funds") in connection with each Fund's annual meeting of shareholders to be held Thursday, August 3, 2000, and any adjournments thereof.

         The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. Mailing of the Notice of Meeting of Shareholders and this Proxy Statement will take place on approximately June, 2000. Representatives of U.S. Bank National Association ("U.S. Bank" or the "Adviser"), the investment adviser of each Fund, may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls. The Adviser may also arrange for an outside firm, Shareholder Communications Corporation, to solicit shareholder votes by telephone on behalf of AXT. This procedure is expected to cost approximately $9,000, which will be paid by AXT. The address of the Funds and U.S. Bank is 601 Second Avenue South, Minneapolis, Minnesota 55402.

         In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund's shares must be represented at the meeting -- either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. An abstention or a vote withheld will be counted as shares present at the meeting in determining whether a proposal has been approved, and will have the same effect as a vote "against" the proposal. Broker non-votes will not be counted as present in calculating the vote on any proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjournment of the meeting).

         You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

         So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

         Only shareholders of record of each Fund on June 5, 2000 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding common and preferred shares:

                          AXT          BXT          CXT          MNA           MNB          XAA          MXA
                          ---          ---          ---          ---           ---          ---          ---
Common Shares           8,455,000    7,355,820   5,300,000     5,732,710     3,460,000    5,756,267    4,146,743

Preferred Shares          1,700        1,480       1,064         1,152          694         1,740        1,244

         Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of June 5, 2000, except as follows:


FUND     RECORD HOLDER/ADDRESS                                     NUMBER OF SHARES OF     PERCENTAGE OWNERSHIP
----     ---------------------                                     -------------------     --------------------
                                                                   COMMON STOCK            OF COMMON STOCK
                                                                   ------------            ---------------
AXT      Sit Investment Associates, Inc. and affiliated entities         951,000                  11.25%
         ("Sit Investment Associates")
         4600 Norwest Center
         Minneapolis, MN

         Karpus Management, Inc. ("Karpus Management")                   776,625                   9.19%
         14 Toby Village Office Park
         Pittsford, NY

BXT      Sit Investment Associates                                       698,000                   9.49%
         Karpus Management                                               776,625                  10.56%

CXT      Sit Investment Associates                                       347,000                   6.55%

MNA      Sit Investment Associates                                       552,300                   9.63%

MNB      Sit Investment Associates                                       424,700                  12.27%

         The following table indicates which shareholders are solicited with respect to each proposal:

                                                                               Common              Preferred
                                              Common        Preferred      Shareholders of      Shareholders of
                                           Shareholders   Shareholders   American Municipal    American Municipal
Proposal                                   of all Funds   of all Funds  Term Trust Inc. only  Term Trust Inc. only
--------                                   ------------   ------------  --------------------  --------------------
Elect six directors (Robert J. Dayton,
Andrew M. Hunter III, John M. Murphy,
Jr., Robert L. Spies, Joseph D. Strauss
and Virginia L. Stringer) and set the size
of the Board of Directors at eight               X              X                N/A                  N/A

Elect two directors (Roger A. Gibson and
Leonard W. Kedrowski)                           N/A             X                N/A                  N/A

Ratify the selection of independent public
accountants                                      X              X                N/A                  N/A

Approve a Plan of Liquidation and
Dissolution                                     N/A            N/A                X                    X

         A COPY OF EACH FUND'S MOST RECENT ANNUAL REPORT IS AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE FUNDS AT 601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55402, OR CALL 800-722-7161 AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         At the meeting, shareholders of each Fund will be asked to elect the members of that Fund's Board of Directors. The Bylaws of each Fund provide that the shareholders have the power to establish the number of directors (subject to the authority of the Board of Directors to increase or decrease the number as permitted by law). The directors recommend that the size of the Board of Directors of each Fund be decreased to eight, the number of individuals currently serving on the Board of Directors. A vacancy has existed on the Board of Directors of each Fund since the death of Fund director David T. Bennett in September 1999.

         Listed below are the nominees for director to be elected by the shareholders of each Fund. Each director is currently a director of each Fund and has served as such since August 1998, except for Mr. Murphy, who has served as a director of the Funds since June 1999.

         Under normal circumstances, each Fund's preferred shareholders are entitled to elect two of such Fund's Directors, and the remaining directors are to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The nominees for director to be elected by the preferred shareholders are Roger A.

Gibson and Leonard W. Kedrowski. The remaining nominees listed below are to be elected by the preferred shareholders and the common shareholders, voting together.

         It is intended that the enclosed proxy will be voted for the election of the persons named below as directors of each Fund unless such authority has been withheld in the proxy. The term of office of each person elected will be until the next annual meeting of shareholders or until his or her successor is duly elected and shall qualify. Pertinent information regarding each nominee's principal occupation and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. Each nominee also serves as a director of all other closed-end and open-end investment companies managed by U.S. Bank (the "Fund Complex"). There are currently a total of eleven closed-end investment companies and four open-end investment companies consisting of 41 funds in the Fund Complex.

                           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING
NAME AND AGE               PAST 5 YEARS
------------               -----------------------------------------------------

Robert J. Dayton, 56       Chief Executive Officer and Chairman (1989-1993) of
                           Okabena Company (a private family investment office).

Roger A. Gibson, 53        Vice President of North America-Mountain Region for
                           United Airlines since June 1995; prior to which he was Vice President, Customer Service for United
                           Airlines in the West Region in San Francisco,
                           California and the Mountain Region in Denver,
                           Colorado; employed at United Airlines since 1967.

Andrew M. Hunter III, 51   Chairman of Hunter, Keith Industries, Inc., a
                           diversified manufacturing and management services company.

Leonard W. Kedrowski, 57   Owner and President of Executive Management
                           Consulting, Inc., a management consulting firm; prior to which he was Vice President, Chief Financial
                           Officer, Treasurer, Secretary and Director of
                           Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to 1992.

John M. Murphy, Jr.,* 58   Executive Vice President of U.S. Bancorp since
                           January 1999; prior to which he was Chairman and Chief Investment Officer of First American Asset
                           Management and U.S. Bank Trust, N.A., and Executive
                           Vice President of U.S. Bancorp from 1991 to 1999.

Robert L. Spies, * 64      Director, Iowa Trust and Savings Bank, Emmetsburg,
                           Iowa; prior to which he was employed by First Bank
                           System, Inc. (the predecessor of U.S. Bancorp) and subsidiaries from 1957 to January 1997, most recently as Vice President, First Bank National Association.

Joseph D. Strauss, 58      Owner and President, Strauss Management Company since
                           1988; owner and President, Community Resource
                           Partnerships, Inc., a business focused on creating economic development and redevelopment tools for local units of government; attorney-at-law; past
                           Chair of the Boards of Directors of the open-end investment companies in the Fund Complex from 1993 to September 1997.

                           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING
NAME AND AGE               PAST 5 YEARS
------------               -----------------------------------------------------

Virginia L. Stringer, 54   Chair of the Boards of Directors of all open-end and
                           closed-end investment companies in the Fund Complex since September 1997; Owner and President, Strategic
                           Management Resources, Inc.; prior to which she was President and Director of The Inventure Group, a management consulting and training company; President of Scott's, Inc., a transportation company; and Vice
                           President of Human Resources of The Pillsbury
                           Company.

---------------
* Denotes directors who are considered to be "interested persons" (as defined by the 1940 Act) of the Funds.

         As of June 5, 2000, the officers and directors of each Fund as a group beneficially owned less than 1% of each class of outstanding shares of such Fund. No director of the Funds has any material interest in any material transaction that occurred since the beginning of any Fund's most recently completed fiscal year, or in any proposed material transaction to which U.S. Bank or any of its affiliates was or is to be a party.

         The Board of Directors of each Fund has established an Audit Committee which currently consists of Messrs. Gibson, Spies and Strauss, Ms. Stringer (ex officio) and Mr. Kedrowski, who serves as its chairperson. The Audit Committee met five times during the fiscal year of AXT, BXT, CXT, MNA and MNB ended December 31, 1999 and four times during the fiscal year of MXA and XAA ended January 31, 2000. The functions to be performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of each Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of each Fund on matters concerning the Fund's financial statements and reports including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by each Fund from the firm of non-audit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Funds' officers and directors.

         The Board of Directors also has a Nominating Committee, the functions of which are, among others, to recommend to the Board nominees for election as directors consistent with the needs of the Board and the Funds and to recommend to the Board compensation plans and arrangements for directors. Current members of the Nominating Committee are Messrs. Gibson and Kedrowski, Ms. Stringer (ex officio), and Mr. Hunter, who serves as its chairperson. The Nominating Committee met four times during the last fiscal year of AXT, BXT, CXT, MNA and MNB and three times during the last fiscal year of MXA and XAA. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. Any recommendations should be directed to the Secretary of the Funds.

         During the last fiscal year of each Fund there were four meetings of the Board of Directors. Each director attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a member that were held while he or she was serving on the Board of Directors or on such committee.

         No compensation is paid by the Funds to any director who is an officer or employee of U.S. Bank or any of its affiliates. Each director, other than the Chair, currently receives an annual retainer from the Fund Complex of

$27,000 and a fee of $4,000 for each full Board meeting attended. The Board Chair receives an annual retainer of $40,500 and a fee of $6,000 for each full Board meeting attended. Each committee member, other than the chair of the applicable committee, receives a fee of $1,200 for each committee meeting attended; the chair of a committee receives a fee of $1,800. Directors also receive a fee of $500 for telephonic Board or committee meetings. The Board or Committee Chair receives a fee of $750 for such meetings. Directors are also reimbursed for travel expenses and, in certain cases, receive a per diem fee of $1,500 when traveling out of town on Fund business. Director fees are allocated among the Funds and the other closed- and open-end investment companies in the Fund Complex on the basis of net assets.

         The following table sets forth the compensation received by each director from each Fund for its most recent fiscal year, as well as the total compensation received by each director from the Fund Complex for the twelve-months ended December 31, 1999. Mr. Murphy did not receive any compensation from any of the Funds during these periods.

                     DAYTON      GIBSON     HUNTER    KEDROWSKI   SPIES     STRAUSS    STRINGER
                     ------      ------     ------    ---------   -----     -------    --------
AXT                  $353        $350       $334         $401      $378      $462       $492
BXT                  $353        $350       $334         $401      $378      $462       $492
CXT                  $353        $350       $334         $401      $378      $462       $492
MNA                  $353        $350       $334         $401      $378      $462       $492
MNB                  $353        $350       $334         $401      $378      $462       $492
XAA                  $353        $350       $334         $401      $378      $462       $492
MXA                  $353        $350       $334         $401      $378      $462       $492
Total from
Fund Complex**    $55,800     $55,300    $52,800      $63,400   $59,800   $73,000    $77,700

--------------------
*Currently consists of four open-end and eleven closed-end investment companies managed by U.S. Bank, including the Funds.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Fund, (i) the vote of a majority of the preferred shares represented at the meeting is sufficient for the election of Mr. Gibson and Mr. Kedrowski, provided at least a quorum (a majority of the outstanding preferred shares) is represented in person or by proxy, and
(ii) the vote of a majority of the preferred shares and common shares represented at the meeting, voting together as a single class, is sufficient for the election of each of the other nominees, provided at least a quorum (a majority of the outstanding preferred shares and common shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting, the proxies will vote for such other persons as the Board of directors may designate. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Investment Company Act of 1940 (the "1940 Act") provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. The 1940 Act requires that the selection be submitted for ratification or rejection by the shareholders at their next annual meeting following the selection.

         The directors, including a majority who are not interested persons of U.S. Bank or the Funds, have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent public accountants for each Fund's current fiscal year. Ernst & Young has no direct or material indirect financial interest in the Funds or in U.S. Bank, other than receipt of fees for services to the Funds and U.S. Bank and its affiliates. Ernst & Young also serves as the independent public accountants for each of the other investment companies managed by U.S. Bank and as the independent public accountants for U.S. Bank and its affiliates.

         Representatives of Ernst & Young are expected to be present at the meeting. Such representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. The preferred shareholders and the common shareholders vote together as a single class. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent public accountants.

                                 PROPOSAL THREE
                APPROVAL OF A PLAN OF LIQUIDATION AND DISSOLUTION
                     FOR AMERICAN MUNICIPAL TERM TRUST INC.

         Common shares of American Municipal Term Trust Inc. were first offered to the public in March 1991and have been listed on the New York Stock Exchange since that time under the symbol "AXT." The investment objectives of AXT are to provide high current income exempt from regular federal income tax and to return to investors $10 per share of common stock then outstanding (the initial offering price per share) upon termination of the Fund. Termination of the Fund is expected to occur on or shortly before April 15, 2001, although the Fund's termination may be extended to a date no later than April 15, 2006 to assist the Fund in meeting its objective of returning $10 per share of common stock.

         As of December 31, 1999, the Fund's net asset value per share of common stock was $10.72. The components of this net asset value can be summarized as follows:


Initial offering price                                                 $10.00
Initial offering and underwriting expenses                            ($ 0.67)
(common and preferred stock)
Accumulated realized gains or losses at 12/31/99                       $ 0.00
                                                                       ------
SUBTOTAL                                                               $ 9.33
                                                                       ------
Dividend reserve (undistributed net investment income) at 12/31/99     $ 0.79
Unrealized appreciation on investments at 12/31/99                     $ 0.60
                                                                       ------
NET ASSET VALUE PER SHARE ON 12/31/99                                  $10.72
                                                                       ======

         The Fund's net asset value per share is expected to decline as the Fund nears its targeted termination date. Several factors are expected to contribute to this decline. A number of bonds currently held by the Fund have market values in excess of their maturity or redemption values. As the maturity and/or refunding dates of these bonds approach, their market prices will converge toward prices that are at or near their maturity or refunding prices. In addition, as the Fund approaches termination and as opportunities arise, the Adviser may continue to sell longer maturity bonds in favor of bonds with shorter maturities, and lower coupons, that come due closer to the Fund's targeted termination date. Any gains realized as a result of these sales will be distributed to shareholders, reducing the Fund's net asset value. In addition, if the newly purchased, shorter-maturity bonds pay insufficient income to maintain the Fund's current dividend, the Fund's dividend reserve may be used to supplement dividends on the common and/or preferred stock. Nevertheless, the Adviser currently anticipates that the Fund will be able to return at least $10 per share to common shareholders on or shortly before April 15, 2001. However, in order to do so, shareholder approval of the Fund's liquidation is required.

         On May 18, 2000, the Fund's Board of Directors held a meeting at which the liquidation of the Fund was discussed. Because of the likelihood that the Fund will be able to distribute $10 per share to common shareholders on or shortly before the targeted termination date of April 15, 2000, the Board adopted a Plan of Liquidation and Dissolution of American Municipal Term Trust Inc. ("Liquidation Plan"), subject to shareholder approval. A copy of the Liquidation Plan is attached as Exhibit A to this Proxy Statement. If the Liquidation Plan is approved by shareholders, the portfolio securities and other assets of the Fund will be sold, creditors will be paid or reserves for such payments will be established, and the net proceeds of such sales will be distributed to common shareholders in cash, pro rata in accordance with their shareholdings. These processes will commence at such time as the Adviser determines is necessary to result in the distribution of the Fund's assets to common shareholders in cash on or shortly before April 15, 2001. Before commencing the liquidation of the Fund, all of the outstanding shares of the Fund's preferred stock will be redeemed at a liquidation preference of $25,000 per share.

         The Liquidation Plan provides that, if the Adviser does not believe that the Fund will be able to distribute at least $10 per share to common shareholders on April 15, 2001, the Adviser, in its sole discretion, may delay the commencement of liquidation in attempt to enable the Fund to meet this objective, provided that the final distribution of the Fund's assets to common shareholders may occur no later than April 15, 2006. However, the Adviser currently anticipates that the Fund will be able to return at least $10 per share to common shareholders on or shortly before April 15, 2001. EVEN IF THE ADVISER BELIEVES, AT THE COMMENCEMENT OF THE LIQUIDATION PROCESS, THAT THE FUND WILL BE ABLE TO DISTRIBUTE $10 PER SHARE, THERE CAN BE NO GUARANTEE THAT THIS WILL OCCUR.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PLAN OF LIQUIDATION AND DISSOLUTION.

DESCRIPTION OF THE LIQUIDATION PLAN AND RELATED TRANSACTIONS

         If the Liquidation Plan is approved by the Fund's shareholders, the Fund will file a notice of intent to dissolve with the Minnesota Secretary of State at such time as the Adviser determines is necessary to result in the distribution of the Fund's asset to shareholders on or shortly before April 15, 2001, or such later date as the Adviser believes is necessary to assist the Fund in meeting its objective of returning $10 per share to common shareholders. In no event, however, will the final distribution of the Fund's assets to common shareholders be delayed to a date later than April 15, 2006. When such notice of intent to dissolve has been filed, the Fund will cease to carry on its business and will proceed to sell all of it portfolio securities and other assets for cash at one or more public or private sales and at such prices and on such terms and conditions as the Adviser determines to be reasonable and in the best interests of the Fund and its shareholders. The Fund then will apply its assets to the payment, satisfaction and discharge of all existing debts and obligations of the Fund, and distribute in one or more payments the remaining assets among the shareholders of the Fund, with each shareholder receiving his or her proportionate share of each liquidation distribution in cash. Thereafter, the Fund will file articles of dissolution with the Minnesota Secretary of State in accordance with Minnesota law. Upon such filing, the Fund will be statutorily dissolved and will cease to exist, and no shareholder will have any interest whatsoever in the Fund. The expenses of liquidation of the Fund will be borne by the Fund.

         If the Liquidation Plan is adopted, the Adviser currently estimates that the liquidation distributions will be paid to shareholders on or before April 15, 2001. However, the exact date of the liquidation distributions will depend on the time required to liquidate the Fund's assets. The Fund may, if deemed appropriate, hold back sufficient assets to deal with any disputed claims or other contingent liabilities which may then exist against the Fund. Any amount that is held back relating to any such claim will be deducted pro rata from the net assets distributable to shareholders and held until the claim is settled or otherwise determined. The Adviser does not anticipate, however, that it will be necessary to hold back any assets to deal with disputed claims or other contingent liabilities. Articles of dissolution may not be filed by the Fund until claims of all known creditors and claimants have been paid or adequately provided for. In the event that claims are not adequately provided for or are brought after dissolution by previously unknown creditors or claimants, Fund directors and officers could be held personally liable. In addition, claims possibly could be pursued against shareholders to the extent of distributions received by them in liquidation.

         The Fund does not currently intend to create a trust to administer liquidation distributions; however, in the event the Fund is unable to distribute all of its assets pursuant to the Liquidation Plan because of its inability to locate shareholders to whom liquidation distributions are payable, the Fund may create a liquidating trust with a financial institution and deposit any remaining assets of the Fund in such trust for the benefit of the shareholders that cannot be located. The expenses of any such trust will be charged against the liquidation distributions held therein.

         As soon as practicable after the distribution of all the Fund's assets in complete liquidation, the officers of the Fund will close the books of the Fund and prepare and file, in a timely manner, any and all required income tax returns and other documents and instruments. The Fund will also file a Form N-8F with the Securities and Exchange Commission when it has distributed substantially all of its assets to shareholders and has effected, or is in the process of effecting, a winding up of its affairs in order to deregister the Fund under the Investment Company Act of 1940, and file, or cause to be filed, any and all other documents and instruments necessary to terminate the regulation of the Fund and its business and affairs by the Commission.

         If the Liquidation Plan is approved, the Fund may elect not to declare the regular monthly distributions that would be payable in one or more months prior to payment of the liquidation proceeds in order to save the administrative costs that would be associated with payment of such distributions. Any amount that would otherwise have been paid as a monthly distribution will be declared as a distribution when the liquidation proceeds are paid to shareholders and paid with the rest of the proceeds of liquidation.

EXCHANGE OF STOCK CERTIFICATES FOR LIQUIDATION DISTRIBUTIONS

         Prior to completion of the liquidation, the Fund will send to its shareholders of record (shareholders with stock certificates) a letter of transmittal form for the purpose of exchanging each shareholder's Fund shares for liquidation distributions. Shareholders whose shares are held in the name of their broker or other financial institution will receive their distributions through their nominee firms. No amount will be distributed by the Fund to a shareholder of record unless and until such shareholder delivers to the Fund a signed letter of transmittal form and the certificates representing the shareholder's Fund shares or, in the event a share certificate has been lost, a lost certificate affidavit and such surety bonds and other documents and instruments as are reasonably required by the Fund, together with appropriate forms of assignment, endorsed in blank and with any and all signatures thereon guaranteed by a financial institution reasonably acceptable to the Fund.

         The right of a shareholder to sell his or her Fund shares on the New York Stock Exchange at any time prior to the Fund's filing of a notice of intent to dissolve will not be impaired by the adoption of the Liquidation Plan. The Fund expects that on or about the date that the Fund files such notice, the listing of the Fund's shares on such exchange will terminate.

FEDERAL INCOME TAX CONSEQUENCES

         PAYMENT BY THE FUND OF LIQUIDATION DISTRIBUTIONS TO SHAREHOLDERS WILL BE A TAXABLE EVENT. BECAUSE THE INCOME TAX CONSEQUENCES FOR A PARTICULAR SHAREHOLDER MAY VARY DEPENDING ON INDIVIDUAL CIRCUMSTANCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER CONCERNING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF RECEIPT OF A LIQUIDATING DISTRIBUTION.

         The Fund currently qualifies, and intends to continue to qualify through the end of the liquidation period, for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss) from the sale of its assets.

         The payment of liquidation distributions will be a taxable event to shareholders. Each shareholder will be viewed as having sold his or her Fund shares for an amount equal to the liquidation distribution(s) he or she receives. Each shareholder will recognize gain or loss in an amount equal to the difference between (a) the shareholder's adjusted basis in the Fund shares, and
(b) such liquidation distribution(s). The gain or loss will be capital gain or loss to the shareholder if the Fund shares were capital assets in the shareholder's hands and generally will be long-term if the Fund shares were held for more than one year before the liquidation distribution is received.

         The Fund generally will be required to withhold tax at the rate of 31% with respect to any liquidation distribution paid to individuals and certain other non-corporate shareholders who fail to certify to the Fund that their social security number or taxpayer identification number provided to the Fund is correct and that the shareholder is not subject to back-up withholding.

         The foregoing summary is generally limited to the material federal income tax consequences to shareholders who are individual United States citizens and who hold shares as capital assets. It does not address the federal income tax consequences to shareholders who are corporations, trusts, estates, tax-exempt organizations or non-resident aliens.

This summary does not address state or local tax consequences. Shareholders are urged to consult their own tax advisers to determine the extent of the federal income tax liability they would incur as a result of receiving a liquidation distribution, as well as any tax consequences under any applicable state, local or foreign laws.

FINANCIAL HIGHLIGHTS

         The following financial highlights for the Fund for the fiscal year ended December 31, 1999 have been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the Fund's annual report to shareholders for such year. Financial highlights for each of the four years in the period ended December 31, 1998 were audited by KPMG LLP, whose report dated February 12, 1999 expressed an unqualified opinion.

                                                                         YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------
                                                             1999      1998(g)     1997       1996       1995
                                                           --------   --------   --------   --------   --------
PER-SHARE DATA
Net asset value, common stock, beginning of period ......  $  11.37   $  11.51   $  11.52   $  11.83   $  10.52
Operations:
   Net investment income ................................      0.90       0.90       0.91       0.93       0.94
   Net realized and unrealized gains (losses) on
     investments ........................................     (0.65)     (0.12)     (0.02)     (0.35)      1.22
                                                           --------   --------   --------   --------   --------
     Total from operations ..............................      0.25       0.78       0.89       0.58       2.16
                                                           --------   --------   --------   --------   --------
Distributions to shareholders:
   Paid to common shareholders ..........................     (0.73)     (0.65)     (0.65)     (0.65)     (0.65)
   Paid to preferred shareholders .......................     (0.17)     (0.16)     (0.17)     (0.17)     (0.20)
From net realized gains
   Paid to common shareholders ..........................        --      (0.08)     (0.06)     (0.05)        --
   Paid to preferred shareholders .......................        --      (0.03)     (0.02)     (0.02)        --
                                                           --------   --------   --------   --------   --------
     Total distributions to shareholders ................     (0.90)     (0.92)     (0.90)     (0.89)     (0.85)
                                                           --------   --------   --------   --------   --------
Net asset value, common stock, end of period ............  $  10.72   $  11.37   $  11.51   $  11.52   $  11.83
                                                           ========   ========   ========   ========   ========
Market value, common stock, end of period ...............  $  10.25   $  11.56   $  11.50   $  11.25   $  11.00
                                                           ========   ========   ========   ========   ========

SELECTED INFORMATION
Total return, common stock, net asset value (a) .........      0.76%      5.37%      6.22%      3.47%     18.93%
Total return, common stock, market value (b) ............     (5.17)%     7.11%      8.89%      9.06%     16.91%
Net assets at end of period (in millions) ...............  $    133   $    139   $    140   $    140   $    143
Ratio of expenses to average weekly net assets
  applicable to common stock (c) ........................      0.95%      0.90%      0.90%      0.91%      0.88%
Ratio of net investment income to average weekly net
  assets applicable to common stock (d) (e) .............      6.58%      6.40%      6.39%      6.57%      6.53%
Portfolio turnover rate (excluding short-term
  securities) ...........................................         4%         8%         4%         9%         1%
Remarketed preferred stock outstanding end of period
  (in millions) .........................................  $     43   $     43   $     43   $     43   $     43
Asset coverage per share (in thousands) (f) .............  $     78   $     82   $     82   $     82   $     83

Liquidation preference and market value per share (in
  thousands) ............................................  $     25   $     25   $     25   $     25   $     25

----------------

(a) Assumes reinvestment of distributions at net asset value and does not reflect a sales charge.

(b) Assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(c) Ratio of expenses to total average weekly net assets is 0.66%, 0.63%, 0.63%, 0.64% and 0.61% for fiscal years 1999, 1998, 1997, 1996 and 1995, respectively. Dividend payments to preferred shareholders are not considered an expense.

(d) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by net assets applicable to common stock.

(e) Ratio of net investment income to total average weekly net assets is 5.57%, 5.43%, 5.49%, 5.59% and 5.72% for fiscal years 1999, 1998, 1997, 1996 and
     1995, respectively.

(f)  Represents total net assets divided by preferred stock outstanding.

(g) Effective August 10, 1998, the advisor was changed from Piper Capital Management Incorporated to U.S. Bank.

NET ASSET VALUE AND MARKET PRICE

         The Fund's shares currently trade on the New York Stock Exchange. The following table shows the history of public trading of the Fund's shares, by quarter, for the last two fiscal years and for each full fiscal quarter since the beginning of the current fiscal year, as reported on the New York Stock Exchange.

                                                                      PERCENTAGE             PERCENTAGE
                   NET ASSET VALUE           MARKET PRICE              DISCOUNT               PREMIUM
                 --------------------   ----------------------   --------------------   --------------------
QUARTER ENDED      HIGH        LOW         HIGH        LOW         HIGH        LOW        HIGH        LOW
-------------    ---------  ---------   ----------  ----------   ---------  ---------   ---------  ---------
03/31/98         $   11.59  $   11.47   $  11.6250  $  11.1875      2.80%      0.04%        n/a        n/a
06/30/98             11.48      11.38      11.5000     11.0000      2.92%      0.31%       0.70%      0.70%
09/30/98             11.53      11.41      11.6875     11.1875      1.83%      0.02%       1.17%      0.28%
12/31/98             11.57      11.36      11.7500     11.3750      0.61%      0.61%       1.88%      0.11%
03/31/99             11.47      11.31      11.5625     11.1250      1.98%      0.13%       1.78%      0.02%
06/30/99             11.35      11.20      11.2500     10.6250      1.98%      0.36%        n/a        n/a
09/30/99             11.03      10.90      10.7500     10.1875      6.22%      2.45%        n/a        n/a
12/31/99             10.94      10.71      10.5000     10.1875      5.44%      3.40%        n/a        n/a
03/31/00             10.73      10.66      10.5625     10.2500      3.53%      1.10%        n/a        n/a

         On June 1, 2000, the high, low and closing prices of the shares quoted on the New York Stock Exchange were $10.5000, $10.4375 and $10.5000 respectively. The closing price on such date was at a discount of 0.57% from the net asset value of $10.56 per share.

REQUIRED VOTE

         The affirmative vote of a majority of the Fund's common and preferred shares entitled to vote at the meeting, voting together as a class, is required to approve the Liquidation Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE LIQUIDATION PLAN.

                         EXECUTIVE OFFICERS OF THE FUNDS

         Information about each executive officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No executive officer receives any compensation from the Funds.


NAME AND (AGE)          POSITION/TERM OF OFFICE           BUSINESS EXPERIENCE DURING PAST FIVE YEARS
--------------          -----------------------           ------------------------------------------
Thomas Plumb (40)       President since February 2000     Chief Executive Officer of First American Asset Management,
                                                          a division of U.S. Bank, since 1999; prior thereto,
                                                          Executive Vice President of First American Asset Management
                                                          from 1997 to 1999, Senior Vice President of First American
                                                          Asset Management from 1992 to 1997.

Jeffrey M. Wilson (44)  Vice President -                  Senior Vice President of First American Asset Management.
                        Administration since February
                        2000

Paul A. Dow (49)        Vice President - Investments      Chief Investment Office and President of First American
                        since February 2000               Asset Management since 1999; prior thereto, senior vice
                                                          president of First American Asset Management from 1998 to
                                                          1999, Chief Executive Officer of Piper Capital Management
                                                          Inc. ("Piper Capital") from 1997 to 1998, Chief Investment
                                                          Officer of Piper Capital from 1989 to 1997.

Robert H. Nelson (36)   Treasurer since 1995              Senior Vice President of First American Asset Management
                                                          since 1998; prior thereto, Senior Vice President of Piper
                                                          Capital from 1994 to 1998.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based on Fund records and other information, the Funds believe that all SEC filing requirements applicable to their directors and officers, U.S. Bank and companies affiliated with U.S. Bank, pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied.

                              SHAREHOLDER PROPOSALS

         Under the Securities Exchange Act of 1934, Fund shareholders may submit proposals to be considered at the next Annual Meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds' offices, U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402, no later than ______________, 2000. Shareholders also may submit proposals to be voted on at the next Annual Meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than _____________, 2000.


                                       Christopher J. Smith
                                       Secretary


Dated: ____________________, 2000

                                                                       EXHIBIT A


                       PLAN OF LIQUIDATION AND DISSOLUTION
                      OF AMERICAN MUNICIPAL TERM TRUST INC.


         (a) After the date of approval of this Plan of Liquidation and Dissolution by the shareholders of American Municipal Term Trust Inc. (the "Corporation"), and at such time as is necessary to result in the distribution of the Corporation's assets to shareholders on or shortly before April 15, 2001, the proper officers of the Corporation shall perform such acts, execute and deliver such documents, and do all things as may be reasonably necessary or advisable to complete the liquidation and dissolution of the Corporation, including, but not limited to, the following: (i) file a notice of intent to dissolve with the Minnesota Secretary of State; (ii) sell all of the portfolio securities and any and all other property and assets of the Corporation for cash at one or more public or private sales and at such prices and on such terms and conditions as such officers shall determine to be reasonable and in the best interests of the Corporation and its shareholders; (iii) to the extent possible, prosecute, settle or compromise all claims or actions of the Corporation or to which the Corporation is subject; (iv) file Form 966 with the Internal Revenue Service, together with certified copies of the directors' and shareholders' resolutions approving this Plan; and (v) execute in the name and on behalf of the Corporation those contracts of sale, deeds, assignments, notices and other documents as in the judgment of such officers may be necessary, desirable or convenient in connection with the carrying out of the liquidation and dissolution of the Corporation. (All references in this Plan of Liquidation and Dissolution to the "proper officers of the Corporation" shall include, where appropriate, proper officers of the Corporation's investment adviser, acting on behalf of the Corporation.) Notwithstanding anything to the contrary set forth in this Plan of Liquidation and Dissolution, the proper officers of the Corporation may delay taking the foregoing actions if the Corporation's investment adviser does not believe that the Corporation will be able to return at least $10 per share to common shareholders on or shortly before April 15, 2001, provided that the final distribution of the Corporation's assets to shareholders may occur no later than April 15, 2006.

         (b) The proper officers of the Corporation then shall apply the assets of the Corporation to the payment, satisfaction and discharge of all existing debts and obligations of the Corporation and distribute in one or more payments the remaining assets among the shareholders of the Corporation, with each shareholder receiving his or her proportionate share of each payment.

         (c) The proper officers of the Corporation may, if such officers deem it appropriate, establish a reserve to meet any contingent liabilities of the Corporation, including any claims or actions to which the Corporation is subject, and any amount that is placed in such reserve shall be deducted from the net assets distributable to shareholders until the contingent liabilities have been settled or otherwise determined and discharged.

         (d) In the event the Corporation is unable to distribute all of the net assets distributable to shareholders because of the inability to locate shareholders to whom liquidation distributions are payable, the proper officers of the Corporation may create in the name and on behalf of the Corporation a liquidation trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the

Corporation in such trust for the benefit of the shareholders that cannot be located. The expenses of any such trust shall be charged against the assets held therein.

         (e) As soon as practicable after the foregoing, the proper officers of the Corporation shall file articles of dissolution with the Secretary of State of the State of Minnesota in accordance with Minnesota law.

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS




TIME:
Thursday, August 3, 2000
at 9:00 a.m.

PLACE:
U.S. Bank Place, 7th Floor
601 Second Avenue South
Minneapolis, Minnesota

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.










                                            Book 1
                                            Cusip Numbers:
                                            027652-10-6       027652-20-5
                                            027653-10-4       027653-20-3
                                            027654-10-2       027654-20-1
                                            604065-10-2       604065-20-1
                                            604066-10-0       604066-20-9
                                            027649-10-2       027649-20-1
                                            604062-10-9       027649-30-0
                                            604062-20-8       604062-30-7

                      [NAME OF FUND -- ALL FUNDS OTHER THAN
                       AMERICAN MUNICIPAL TERM TRUST INC.]
                                  COMMON STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

   The undersigned appoints Paul A. Dow and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of [INSERT NAME OF FUND] (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 3, 2000, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1. To vote:
           ______FOR setting the number of directors at eight and electing all nominees listed below (except as marked to the contrary below)

           ______WITHHOLD AUTHORITY to vote for all nominees listed below

   NOMINEES: Robert J. Dayton, Andrew M. Hunter III, John M. Murphy, Jr., Robert
L. Spies, Joseph D. Strauss and Virginia L. Stringer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of Ernst & Young LLP as independent public accountants for the Fund.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

   THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated: _______________________________, 2000

                                    ____________________________________________

                                    ____________________________________________
                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                      [NAME OF FUND -- ALL FUNDS OTHER THAN
                       AMERICAN MUNICIPAL TERM TRUST INC.]
                                 PREFERRED STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

   The undersigned appoints Paul A. Dow and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of [INSERT NAME OF FUND] (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 3, 2000, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1. To vote:
            ______FOR setting the number of directors at eight and electing all nominees listed below (except as marked to the contrary below)

            ______WITHHOLD AUTHORITY to vote for all nominees listed below

   NOMINEES: Robert J. Dayton, Roger A. Gibson, Andrew M. Hunter III, Leonard W. Kedrowski, John M. Murphy, Jr., Robert L. Spies, Joseph D. Strauss and Virginia
L. Stringer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of Ernst & Young LLP as independent public accountants for the Fund.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

   THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated: _______________________________, 2000

                                    ____________________________________________

                                    ____________________________________________
                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                       AMERICAN MUNICIPAL TERM TRUST INC.
                                  COMMON STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

   The undersigned appoints Paul A. Dow and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Municipal Term Trust Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 3, 2000, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1. To vote:
            ______FOR setting the number of directors at eight and electing all nominees listed below (except as marked to the contrary below)

            ______WITHHOLD AUTHORITY to vote for all nominees listed below

   NOMINEES: Robert J. Dayton, Andrew M. Hunter III, John M. Murphy, Jr., Robert
L. Spies, Joseph D. Strauss and Virginia L. Stringer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of Ernst & Young LLP as independent public accountants for the Fund.

3. To vote: FOR ___ AGAINST ___ ABSTAIN ___ the Plan of Liquidation and Dissolution.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

   THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated: _______________________________, 2000

                                    ____________________________________________

                                    ____________________________________________
                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                      [NAME OF FUND -- ALL FUNDS OTHER THAN
                       AMERICAN MUNICIPAL TERM TRUST INC.]
                                 PREFERRED STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

   The undersigned appoints Paul A. Dow and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of [INSERT NAME OF FUND] (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 3, 2000, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1. To vote:

            ______FOR setting the number of directors at eight and electing all nominees listed below (except as marked to the contrary below)

            ______WITHHOLD AUTHORITY to vote for all nominees listed below

   NOMINEES: Robert J. Dayton, Roger A. Gibson, Andrew M. Hunter III, Leonard W. Kedrowski, John M. Murphy, Jr., Robert L. Spies, Joseph D. Strauss and Virginia
L. Stringer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of Ernst & Young LLP as independent public accountants for the Fund.

3. To vote: FOR ___ AGAINST ___ ABSTAIN ___ the Plan of Liquidation and Dissolution.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

   THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated: _______________________________, 2000

                                    ____________________________________________

                                    ____________________________________________
                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.